Fund JPMorgan Core Bond Trust
Trade Date 10/7/2008
Issuer Southern California Edison (EIX
5.75% 3/15/2014)
Cusip 842400FK
Bonds 350,000
Offering Price $99.49
Spread $0.60
Cost $348,222
Dealer Executing Trade Citigroup Global
Markets
% of Offering  purchased by firm 0.40%
Syndicate Members Banc of America Securities
LLC, Citigroup Global Markets Inc, Deutsche
Bank Securities Inc, JPMorgan Securities,
Cabrera Capital Markets Inc, UBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 10/23/2008
Issuer National Rural Utilities
Cooperative Finance Corporation (NRUC 10.375%
11/1/2018)
Cusip 637432LR
Bonds 200,000
Offering Price $99.24
Spread $0.65
Cost $198,474
Dealer Executing Trade Deutsche Bank Alex
Brown Inc.
% of Offering  purchased by firm 1.15%
Syndicate Members Deutsche Bank Securities
Inc, JPMorgan Securities, Merrill Lynch & Co,
RBS Greenwich Capital, Keybanc Capital
Markets, Lazard Capital Markets LLC, Mizuho
Securities USA, Suntrust Capital Markets, US
Bancorp Investments Inc
Fund JPMorgan Core Bond Trust
Trade Date 11/18/2008
Issuer Kroger Company (KR 7.5% 1/15/2014)
Cusip 501044CL
Bonds 850,000
Offering Price $99.81
Spread $0.60
Cost $848,368
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 0.53%
Syndicate Members Goldman Sachs & Co, JPMorgan
Securities, Bank of New York Mellon Corp,
CastleOak Securities LP, Rabobank Nederland
IS, RBS Greenwich Capital, US Bancorp, Wells
Fargo
Fund JPMorgan Core Bond Trust
Trade Date 11/25/2008
Issuer Burlington North Santa Fe (BNI
7.0% 2/1/2014)
Cusip 12189TBB
Bonds 450,000
Offering Price $99.98
Spread $0.60
Cost $449,924
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 3.63%
Syndicate Members Citigroup Global Markets
Inc, Goldman Sachs & Co, JPMorgan Securities,
Bank Of New York Mellon Corp, BNP Paribas
Securities Corp, US Bancorp Investments,
Utendahl Capital Partners LP.
Fund JPMorgan Core Bond Trust
Trade Date 11/25/2008
Issuer Dominion Resources (D 8.875%
1/15/2019)
Cusip 25746UBG
Bonds 600,000
Offering Price $99.97
Spread $0.60
Cost $599,832
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.39%
Syndicate Members Barclays Capital, JPMoragn,
Credit Suisse, Deutsche Bank Securities Inc,
Keybanc Capital Markets, BB&T Capital Markets,
HVB Capital Markets Inc, Scotia Capital Inc,
Suntrust Robinson Humphrey
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/18/2008
Issuer Kroger Company (KR 7.5% 1/15/2014)
Cusip 501044CL
Bonds 50,000
Offering Price $99.81
Spread $0.60
Cost $49,904
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 0.53%
Syndicate Members Goldman Sachs & Co, JPMorgan
Securities, Bank of New York Mellon Corp,
CastleOak Securities LP, Rabobank Nederland
IS, RBS Greenwich Capital, US Bancorp, Wells
Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/25/2008
Issuer Burlington North Santa Fe (BNI
7.0% 2/1/2014)
Cusip 12189TBB
Bonds 100,000
Offering Price $99.98
Spread $0.60
Cost $99,983
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 3.63%
Syndicate Members Citigroup Global Markets
Inc, Goldman Sachs & Co, JPMorgan Securities,
Bank Of New York Mellon Corp, BNP Paribas
Securities Corp, US Bancorp Investments,
Utendahl Capital Partners LP.
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/25/2008
Issuer Dominion Resources (D 8.875%
1/15/2019)
Cusip 25746UBG
Bonds 150,000
Offering Price $99.97
Spread $0.60
Cost $149,958
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.39%
Syndicate Members Barclays Capital, JPMoragn,
Credit Suisse, Deutsche Bank Securities Inc,
Keybanc Capital Markets, BB&T Capital Markets,
HVB Capital Markets Inc, Scotia Capital Inc,
Suntrust Robinson Humphrey